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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               FEBRUARY 12, 1999

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            VENUS EXPLORATION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   STATE OF DELAWARE                  0-14334                    13-3299127
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



             1250 NE LOOP 410
                SUITE 1000
            SAN ANTONIO, TEXAS                                 78209
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (210) 930-4900



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On February 12, 1999, Venus Exploration, Inc., completed the sale of its interest in the H.E. White Unit in Freestone County, Texas. The buyers were Petroleum Development Corporation and Warren Resources, Inc. The properties included interests in 3 existing wells; a fourth well in the unit has been proposed. The average daily production from these properties was 270 Mcf during the fourth quarter of 1998. The purchase price was $1,150,000. The purchase price was based on arm's length negotiation among the parties taking into account a number of considerations, including location of the properties, prices being paid for production from those wells, production rates and production costs. Out of the proceeds, $650,000 was applied to reduce the Company's outstanding bank debt.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information.

                  As permitted by Form 8-K, the required pro forma financial information regarding the disposition of the H.E. White Unit assets will be filed by amendment to this Form 8-K no later than April 30, 1999.

         (c)      Exhibits.

                  2.1 Letter Agreement dated February 4, 1999, between Venus Exploration, Inc. and Petroleum Development Corporation.

                  2.2 Amendment to Letter Agreement dated February 11, 1999, between Venus Exploration, Inc., and Petroleum Development Corporation.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VENUS EXPLORATION, INC.


                                        By:    /s/  Patrick A. Garcia
                                           ----------------------------
                                        Name:  Patrick A. Garcia
                                        Title: Chief Financial Officer

Dated: February 26, 1999




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                                    EXHIBITS

EXHIBIT
NUMBER                                   DESCRIPTION
-------                                  -----------
 2.1                                     Letter Agreement dated February 4, 1999, between Venus Exploration, Inc.
                                         and Petroleum Development Corporation.

 2.2                                     Amendment to Letter Agreement dated February 11, 1999, between Venus
                                         Exploration, Inc., and Petroleum Development Corporation.